Exhibit 1

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

5 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
24,000	$9.53	5 April 2005	Rank equally
80,000	$14.65	5 April 2005	Rank equally
20,000	$14.70	5 April 2005	Rank equally
12,417	Nil	5 April 2005	Rank equally
136,417

Paid up and quoted capital:  1,797,025,870 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

7 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
23,000	$13.26	7 April 2005	Rank equally
28,438	$14.65	7 April 2005	Rank equally
1,910	Nil	7 April 2005	Rank equally
53,348

Paid up and quoted capital:  1,797,079,218 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

12 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
30,000	$14.65	12 April 2005	Rank equally
9,711	Nil	12 April 2005	Rank equally
39,711

Paid up and quoted capital:  1,797,118,929 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

14 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
4,776	Nil	14 April 2005	Rank equally
4,776

Paid up and quoted capital:  1,797,123,705 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

19 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
2,547	Nil	19 April 2005	Rank equally
2,547

Paid up and quoted capital:  1,797,126,252 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat (Acting)

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

21 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
6,048	Nil	21 April 2005	Rank equally
10,000	$9.53	21 April 2005	Rank equally
16,048

Paid up and quoted capital:  1,797,142,300 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

27 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
70,363	Nil	26 April 2005	Rank equally
15,000	$14.65	26 April 2005	Rank equally
85,363

Paid up and quoted capital:  1,797,227,663 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

28 April 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
2,229	Nil	26 April 2005	Rank equally
45,000	$14.65	26 April 2005	Rank equally
47,229

Paid up and quoted capital:  1,797,274,892 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat